FORD CREDIT FLOORPLAN MASTER OWNER TRUST A
                                     Issuer



                            FORD MOTOR CREDIT COMPANY
                                  Administrator




                            THE CHASE MANHATTAN BANK
                                Indenture Trustee




                       -----------------------------------

                                 ADMINISTRATION
                                    AGREEMENT



                           Dated as of August 1, 2001
                       -----------------------------------


                        Series 2001-1 Asset Backed Notes

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         ADMINISTRATION AGREEMENT, dated as of August 1, 2001 (as amended and supplemented from time to time, the "Administration Agreement"), by and among FORD CREDIT FLOORPLAN MASTER OWNER TRUST A, a Delaware business trust, as issuer (the "Issuer"), FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Ford Credit"), as administrator (the "Administrator"), and THE CHASE MANHATTAN BANK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

                                    RECITALS

          A. Pursuant to the Trust Agreement, dated as of June 29, 2001 (as amended and supplemented from time to time, the "Trust Agreement"), among Ford Credit Floorplan Corporation (formerly known as Ford Credit Auto Receivables Corporation) and Ford Credit Floorplan LLC (formerly known as Ford Credit Auto Receivables LLC), as transferors (the "Transferors"), The Bank of New York, as owner trustee (the "Owner Trustee"), and The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), the Issuer was created as a Delaware statutory business trust.

          B. The Issuer has entered into the Indenture, dated as of the date hereof (as amended and supplemented by the Indenture Supplement, dated as of the date hereof, with respect to the Series 2001-1 Asset Backed Notes, the "Indenture"), between the Issuer and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee"), to provide for the issuance from time to time of its Series 2001-1 Asset Backed Notes (the "Notes").

          C. In connection with the issuance of the Notes, the Issuer has entered or will enter into certain agreements, including, without limitation, (i) the Transfer and Servicing Agreements, dated as of the date hereof (as amended and supplemented from time to time, the "Transfer and Servicing Agreements"), among each Transferor, the Issuer and Ford Credit, as servicer (the "Servicer"), (ii) the Indenture, (iii) the Letter of Representations relating to the Notes (the "Note Depository Agreement"), among the Issuer, the Indenture Trustee and The Depository Trust Company, and (iv) the Interest Rate Swap Agreement, dated as of the date hereof, between the Issuer and Ford Credit (as amended and supplemented from time to time, the "Swap Agreement" and, together with the Transfer and Servicing Agreements, the Indenture and the Note Depository Agreement, the "Related Agreements") (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Transfer and Servicing Agreements, or if not defined therein, in the Indenture).

          D. Pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral pledged pursuant to the Indenture to secure payment of the Notes and (b) the beneficial ownership interest in the Issuer held by the Transferors.

          E. The Issuer and the Owner Trustee desire to appoint the Administrator to perform certain duties of the Issuer and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request.

          F. The Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

         In consideration of the mutual covenants and agreements and herein contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                             STATEMENT OF AGREEMENT

Section 1.        Duties of Administrator.

(a)      Duties with Respect to the Indenture and Note Depository Agreement.

(i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Note Depository Agreement. In addition, the Administrator will consult with the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Indenture and the Note Depository Agreement.

(ii) The Administrator will monitor the performance of the Issuer and advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture and the Note Depository Agreement. The Administrator will prepare for execution by the Issuer, or cause the preparation by other appropriate Persons, of all such documents, reports, filings, instruments, certificates and opinions as it is the duty of the Issuer to prepare, file or deliver pursuant to the Indenture or the Note Depository Agreement. In furtherance of the foregoing, the Administrator will take, in the name of and on behalf of the Issuer or the Owner Trustee, all appropriate action that it is the duty of the Issuer or the Owner Trustee to take, if any, pursuant to the Indenture on all matters including, without limitation, the following (references are to sections of the Indenture):

          (1) the preparation of or obtaining of the documents and instruments required for authentication of the Notes, if any, and delivery of the same to the Indenture Trustee (Section 2.03);

          (2) the causing of the Note Register to be kept and the notification to the Indenture Trustee of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.05(a) and (b));

          (3) the determination as to whether the requirements of UCC Section 8-401(1) are met and the preparation of an Issuer Request requesting the Indenture Trustee to authenticate and deliver replacement Notes in lieu of mutilated, destroyed, lost or stolen Notes (Section 2.06);

          (4) the furnishing to the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent of the names and addresses of Noteholders after receipt of a written request therefor from the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent, respectively (Section 2.09(a));

          (5) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.11);

          (6) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.15);

          (7) the payment of principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement (Section 3.01(a));

          (8) the maintenance of an office in the Borough of Manhattan in The City of New York for presentation or surrender of the Notes for payment and for registration of transfer or exchange of Notes if the Indenture Trustee ceases to maintain such an office (Section 3.02);

          (9) the causing of newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03(d));

          (10) the directing of the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.03(c));

          (11) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction where such qualification is or will be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other related instrument and agreement (Section 3.04);

          (12) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, if any, instruments of further assurance and other instruments, and the taking of such other actions as are necessary or advisable to protect the Trust Assets (Section 3.05);

          (13) the obtaining of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Assets, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

          (14) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (15) causing of the Indenture Trustee to promptly notify the Rating Agencies of the occurrence of any Servicer Default under the Transfer and Servicing Agreements of which the Issuer has knowledge and to specify in such notice the action with respect to such default (and providing the Indenture Trustee with the text of such notice) and, if a Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreements with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

          (16) causing the Servicer to comply with all of its obligations under the Transaction Documents (Section 3.14);

          (17) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer with another entity or the conveyance or transfer by the Issuer of its properties and assets substantially as an entirety (Section 3.10);

          (18) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture, each default of the Servicer or the Transferors under the Transfer and Servicing Agreements and each default of the Seller under the Receivables Purchase Agreements (Section 3.19);

          (19) the monitoring of the Issuer's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

          (20) the preparation of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under the Indenture, the status of such event and what action the Issuer is taking or proposes to take with respect thereto (Section 5.02);

          (21) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Assets in a commercially reasonable manner if an Event of Default under the Indenture has occurred and is continuing (Section 5.05);

          (22) the furnishing to the Indenture Trustee of the names, addresses and tax payer identification numbers of the Noteholders during any period when the Indenture Trustee is not the Transfer Agent and Registrar (Section 7.01);

          (23) the preparation and, after execution by the Issuer, the filing with the Commission and the Indenture Trustee, of documents required to be filed on a periodic basis with the Commission (Section 7.03);

          (24) the preparation of an Issuer Order and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 8.09);

          (25) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 10.01, 10.02 and 10.03);

          (26) the execution of new Notes conforming to any supplemental indenture (Section 10.06);

          (27) the preparation of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 12.01(a));

          (28) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 12.01(b)); and

          (29) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 12.06).

(iii)    The Administrator is required to:

          (1) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation is not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (3) indemnify the Indenture Trustee, its officers, directors, employees and agents for, and hold them harmless against, any losses, liability, expense or damage suffered or sustained without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses (including reasonable attorneys' fees) of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture;

          (4) indemnify the Owner Trustee and the Delaware Trustee and their successors, assigns, directors, officers, employees, agents and servants (collectively, the "Indemnified Parties") for, and to hold them harmless against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee, the Delaware Trustee or any other Indemnified Party in any way relating to or arising out of the Trust Agreement, the Transaction Documents, the Trust Assets, the administration of the Trust Assets or the action or inaction of the Owner Trustee under the Trust Agreement, except only that the Administrator is not liable for, or required to indemnify an Indemnified Party from and against, Expenses arising or resulting from (x) the Indemnified Party's own willful misconduct, bad faith or negligence or (y) taxes imposed on the Owner Trustee in connection with fees earned by it pursuant to the Trust Agreement; and

          (5) indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee and any of their respective officers, directors, employees and agents from and against any loss, liability, expense or damage incurred by reason of (i) the violation by the Transferors or the Issuer of federal or state securities laws in connection with the offering and sale of the Notes or (ii) any breach by the Transferors of any term, provision or covenant contained in the Transfer and Servicing Agreements.

         Indemnification under this Section 1(a)(iii) will survive the resignation or removal of the Owner Trustee, the Delaware Trustee or the Indenture Trustee, and the termination of this Agreement and will include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator has made any indemnity payments pursuant to this Section 1(a)(iii) and the Person to or on behalf of whom such payments are made thereafter collects any such amount from others, such Person will promptly repay such amounts to the Administrator, without interest.

(b)      Duties with Respect to the Interest Rate Swap Agreement.

          (i) Promptly following the early termination of the Interest Rate Swap Agreement due to a Termination Event or an Event of Default (as such terms are defined in the Interest Rate Swap Agreement) (unless the Indenture Trustee is selling or liquidating the Trust Assets), the Administrator agrees to use reasonable efforts to cause the Issuer to enter into a replacement interest rate swap agreement on terms similar to those of the Interest Rate Swap Agreement with an eligible swap counterparty. If and to the extent any Swap Termination Payments that are received from a Swap Counterparty are to be applied as an initial payment to a replacement Swap Counterparty, the Administrator will direct the Indenture Trustee to retain such amounts and provide the Indenture Trustee with written instructions regarding the application and payment of such amounts.

          (ii) If a Swap Counterparty is required to collateralize any Interest Rate Swap transaction, the Administrator will send written instructions to the Indenture Trustee to establish individual collateral accounts and to hold any securities deposited therein in trust and invest any cash amounts therein in accordance with the provisions of the Interest Rate Swap Agreement.

          (iii) The Administrator will notify the Indenture Trustee of the occurrence or existence of a default, event of default or similar condition or event with respect to any credit support provider or a Swap Counterparty or any payment default with respect to any credit support provider or Swap Counterparty in amounts equal to or greater than the threshold amounts specified in, and in accordance with Section 5(a)(vi) of, the Interest Rate Swap Agreement.

          (iv) At least five days prior to the effective date of any proposed amendment or supplement to the Interest Rate Swap Agreement, the Administrator will provide the Rating Agencies with a copy of the amendment or supplement. Unless the amendment or supplement clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in the Interest Rate Swap Agreement, an amendment or supplement to the Interest Rate Swap Agreement will be effective only after satisfaction of the Rating Agency Condition.

          (v) The Administrator will be designated as the Calculation Agent pursuant to the Interest Rate Swap Agreement and will perform such calculations and duties with respect thereto. The Administrator will calculate and provide written notification to the Swap Counterparties and to the Indenture Trustee of the notional amount of the Interest Rate Swaps as of each Distribution Date on or before the twelfth day of the month of the related Distribution Date. The Administrator will also obtain the calculation of LIBOR from the Calculation Agent under the Indenture and will calculate the amount of all Net Swap Payments, Net Swap Receipts and Swap Termination Payments payable on each Distribution Date, and will provide written notification of such amounts to the appropriate Swap Counterparty and to the Indenture Trustee prior to such Distribution Date.

(c)      Additional Duties.

          (i) In addition to the duties of the Administrator set forth above, the Administrator will perform such calculations, prepare, or cause the preparation by other appropriate persons of, and execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions as it is the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements. At the request of the Owner Trustee, the Administrator will also take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to
     Section 6 of this Agreement, the Administrator will administer, perform or supervise the performance of such other activities in connection with the Collateral (including those set forth in the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

          (ii) The Administrator will perform the duties of the Administrator specified in Section 9.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

          (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings will be in accordance with any directions received from the Issuer and be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(d)      Non-Ministerial Matters.

          (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator will not take any action unless within a reasonable time before the taking of such action, the Administrator has notified the Owner Trustee of the proposed action and the Owner Trustee has not withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" include, without limitation:

     (1) the amendment of or any supplement to the Indenture;

     (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Eligible Investments);

     (3) the amendment, change or modification of the Related Agreements;

     (4) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

     (5) the removal of the Indenture Trustee.

          (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator is not obligated to, and may not (1) make any payments to the Noteholders or the Transferors under the Related Agreements, (2) sell the Trust Assets pursuant to Section 5.05 of the Indenture other than pursuant to a written directive of the Indenture Trustee or (3) take any other action that the Issuer directs the Administrator not to take on its behalf.

Section 2.        Records.

         The Administrator will maintain appropriate books of account and records relating to services performed hereunder. The Administrator will make all such books of account and records accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee and the Transferors at any time during normal business hours following reasonable advance notice.

Section 3.        Compensation.

         As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator is entitled to payment by the Servicer, in an amount mutually agreed to by the Administrator and the Servicer, that is payable out of the Servicer's servicing compensation as provided in Section 3.02(b) of the Transfer and Servicing Agreements.

Section 4.        Additional Information to Be Furnished to Issuer.

         The Administrator will furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer reasonably requests.

Section 5.        Independence of Administrator.

         For all purposes of this Agreement, the Administrator will be an independent contractor and not subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuer, the Administrator has no authority to act for or represent the Issuer or the Owner Trustee in any way and is not an agent of the Issuer or the Owner Trustee.

Section 6.        No Joint Venture.

         Nothing contained in this Agreement (i) constitutes the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) is to be construed to impose any liability as such on any of them or (iii) is to be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 7.        Other Activities of Administrator.

         Nothing herein prevents the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 8.        Term of Agreement; Resignation and Removal of Administrator.

(a) This Agreement will continue in force until the termination of the legal existence of the Issuer in accordance with Section 8.01 of the Trust Agreement, upon which event this Agreement will automatically terminate.

(b) Subject to Section 8(e) and (f), the Administrator may resign its duties under this Agreement by providing the Issuer with at least 60 days' prior written notice and, in such event, the Issuer agrees to appoint a successor Administrator promptly.

(c) Subject to Section 8(e) and (f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events occur:

(i) the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within ten (10) days (or, if such default cannot be cured in such time, does not give within ten (10) days such assurance of cure as is reasonably satisfactory to the Issuer);

(ii) a court having jurisdiction in the premises enters a decree or order for relief, and such decree or order is not vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii) the Administrator commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (ii) or
(iii) of this Section 8(c) occurs, it will give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the happening of such event.

(d) No resignation or removal of the Administrator pursuant to this Section 8 will be effective until a successor Administrator has been appointed by the Issuer and such successor Administrator has agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. The Issuer will provide written notice of any such resignation or removal to the Indenture Trustee, with a copy to the Rating Agencies.

(e) The appointment of any successor Administrator will be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f) Subject to Section 8(d) and (e), the Administrator acknowledges that, upon the appointment of a successor Servicer pursuant to the Transfer and Servicing Agreements, the Administrator will resign immediately and such successor Servicer will automatically become the Administrator under this Agreement.

Section 9.        Action upon Termination, Resignation or Removal.

         Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator will be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. Upon such termination pursuant to Section 8(a), the Administrator will forthwith deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator will cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 10.       Notices.

         Any notice, report or other communication given hereunder must be in writing and will be deemed to be duly given if delivered in person or by overnight courier service, or sent by facsimile transmission or other electronic transmission, followed by first class mail, as follows:

(a)      if to the Issuer or the Owner Trustee, to:

                           Ford Credit Floorplan Master Owner Trust A
                           c/o The Bank of New York
                           101 Barclay Street
                           New York, New York 10286
                           Attention:  Asset-Backed Finance Unit
                           Telephone:  (212) 815-5731
                           Fax:  (212) 815-5544

(b)      if to the Administrator, to:

                           Ford Motor Credit Company
                           Office of the General Counsel
                           One American Road
                           Dearborn, Michigan 48126
                           Attention:  Corporate Secretary
                           Telephone: (313) 594-9876
                           Fax:  (313) 248-7613

(c)      if to the Indenture Trustee, to:

                           The Chase Manhattan Bank
                           450 West 33rd Street
                           New York, New York 10001-2697
                           Attention:  Institutional Trust Services
                           Telephone:  ______________
                           Fax:  (212) 946-8302

(d)      if to the Transferors, to:

                           Ford Credit Floorplan Corporation
                                            and
                           Ford Credit Floorplan LLC
                           c/o Ford Motor Credit Company
                           Office of the General Counsel
                           One American Road
                           Dearborn, Michigan 48126
                           Attention:  Corporate Secretary
                           Telephone: (313) 594-9876
                           Fax:  (313) 248-7613

or to such other address as any party has provided to the other parties in writing.

All notices will be effective on receipt.

Section 11.       Amendments.

(a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of any of the Noteholders or the Transferors, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Transferors; provided, however, that such amendment will not, as set forth in an Opinion of Counsel satisfactory to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interest of any Noteholder or the Transferors.

(b) This Agreement may also be amended by the Issuer, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, the Holders of Notes evidencing not less than a majority of the Notes Outstanding and the Transferors, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders or the Transferors; provided, however, that, without the consent of the Holders of all of the Notes Outstanding and the Transferors, no such amendment may:

(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Transferors; or

(ii) reduce the aforesaid portion of the Noteholders which are required to consent to any such amendment.

(c) Prior to the execution of any such amendment or consent, the Administrator will furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, the Administrator will furnish written notification of the substance of such amendment or consent to the Indenture Trustee.

(d) The Noteholders must consent to and approve any proposed amendment or consent pursuant to this Section 11, but they need not consent to and approve the particular form of any such amendment or consent.

Section 12.       Successors and Assigns.

         This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and the Rating Agency Condition in is satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, will bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator, without the consent of the Issuer or the Owner Trustee, to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such Person agrees to be bound by the terms of said assignment in the same manner as the Administrator is bound under this Agreement. Subject to the requirements of this Section 12, this Agreement will bind any successors or assigns of the parties hereto.

Section 13.       Governing Law.

         THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER ARE TO BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 14.       Headings.

         The section headings hereof have been inserted for convenience of reference only and are not intended to affect the meaning, construction or effect of this Agreement.

Section 15.       Counterparts.

         This Agreement may be executed in counterparts, each of which when so executed will be an original, but all of which together constitute but one and the same agreement.

Section 16.       Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17.       Not Applicable to Ford Credit in Other Capacities.

         Nothing in this Agreement is intended to affect any right or obligation that Ford Credit may have in any other capacity under any of the Related Agreements.

Section 18.       Limitation of Liability of Owner Trustee and Indenture
                  Trustee.

(a) Notwithstanding anything contained herein to the contrary, this instrument has been signed on behalf of the Issuer by The Bank of New York not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event will The Bank of New York in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse may be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee is subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Chase Manhattan Bank not in its individual capacity but solely as Indenture Trustee and in no event will The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse may be had solely to the assets of the Issuer.

Section 19. Third Party Beneficiary. The Owner Trustee and the Delaware Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

Section 20.       Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Transferors, the Administrator, the Owner Trustee, the Delaware Trust and the Indenture Trustee may not prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the issuer; provided, however, that this Section 20 is not intended to preclude any remedy described in Article V of the Indenture.

(b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee, the Delaware Trustee and the Indenture Trustee may not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Transferors, acquiesce, petition or otherwise invoke or cause any Transferor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against any Transferor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Transferor or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of any Transferor.

         IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and the Administrator have caused this Administration Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.


                                            FORD CREDIT FLOORPLAN MASTER OWNER
                                            TRUST A,
                                            as Issuer

                                            By : The Bank of New York, not in
                                            its individual capacity, but solely
                                            as Owner Trustee


                                            By
                                               --------------------------------
                                            Name:
                                            Title:



                                            THE CHASE MANHATTAN BANK,
                                            not in its individual capacity,
                                            but solely as Indenture Trustee



                                            By
                                               --------------------------------
                                            Name:
                                            Title:



                                            FORD MOTOR CREDIT COMPANY,
                                            as Administrator


                                            By
                                               --------------------------------
                                            Name:
                                            Title: